April 23, 2009

300 NORTH CAPITAL
SMALL CAP GROWTH FUND, CLASS I

A series of Advisors Series Trust

Supplement to the
Statement of Additional Information (“SAI”)
dated February 28, 2009

Effective immediately, the section titled, “Proxy Voting Policy” on pages B-51 and B-52 of the SAI is deleted in its entirety and replaced with the following:

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight.  The Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. The Proxy Policies require proxies identified as raising a material conflict of interest to be voted in accordance with the Advisor’s pre-determined policy or with notification to and consent by the Board.

The Advisor has adopted Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) that are reasonably designed to ensure that proxies are voted in the best interests of the Fund’s shareholders.  The Advisor has contracted with an independent third-party, Risk Metrics Group, to provide research on proxy matters and voting recommendations, and to cast votes on behalf of the Advisor using Risk Metrics Group’s voting recommendations.  The Advisor has determined that Risk Metrics Group’s proxy voting guidelines provide guidance in the best interest of the Fund’s shareholders.

The Advisor seeks to minimize the potential for conflict by utilizing the services of Risk Metrics Group to provide voting recommendations.  Occasions may arise during the voting process in which the best interest of Fund shareholders might conflict with Risk Metrics Group’s interests.  Risk Metrics Group has developed an insulated wall (“Chinese wall”) as security between its proxy recommendation service and the other services it provides to clients.  While it is generally expected that most proxies will be voted consistent with Risk Metrics Group’s recommendation, there may be instances where a member of the Advisor’s investment team believes that, under the circumstances, an issue should be voted in a manner which differs from the recommended vote.  In reviewing the recommendations to determine how to vote the proxy in the best interest of Fund shareholders, the research analyst may consider information from various sources such as another investment professional, management of the company conducting the proxy, shareholder groups, and other relevant sources.  These instances are considered an “override” and all such overrides must be approved by the Advisor’s Chief Investment Officer and Chief Compliance Officer.  In approving any such override, the Chief Investment Officer and Chief Compliance Officer will use their best judgment to ensure that the vote is cast in the best interest of the Fund’s shareholders.

The Trust is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th.  The Fund’s proxy voting record is available without charge, upon request, by calling toll-free 1-800-618-7643 and on the SEC’s website at www.sec.gov.

Please retain this Supplement with your SAI for reference.